UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2011
T3 MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35133	20-4987549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2990 Airway Avenue
Costa Mesa, California 92626
(Address of principal executive offices)
Registrant’s telephone number, including area code: (714) 619-3600
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On August 10, 2011, T3 Motion, Inc. (the “Company”) issued a press release announcing certain financial results for the second quarter of 2011 and hosted a conference call during which such financial results for the second quarter of 2011 were discussed. A copy of the press release is attached hereto as Exhibit 99.1 and a transcript of the conference call is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 10, 2011

99.2	August 10, 2011 Conference Call Transcript

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 Motion, Inc.

Date: August 15, 2011	By:	/s/ Kelly Anderson
	Name:	Kelly Anderson
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 10, 2011

99.2	August 10, 2011 Conference Call Transcript

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